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                                                                      EXHIBIT 99


                                REVOCABLE PROXY
                               FIRST FEDERAL BANK

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER __, 1997

     The undersigned hereby appoints the full Board of Directors with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the First Federal Bank (the "Bank") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at Bank's main office located at 1400 Gault Avenue, North, Fort Payne, Alabama, on Thursday, December ___, 1997 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                                       VOTE
                                                                FOR  WITHHELD
1.  Election as director, for a term                            [_]   [_]
    of three years or until their successors are elected and qualified, of the nominees listed below.

               Dr. J. Malcolm Brewer
               Paul R. Thomas

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

________________
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
                                                    FOR  AGAINST  ABSTAIN
     2.  Ratification of appointment of              [_]  [_]       [_]
         Borders & Associates, P.C. as
         auditors for the 1998 fiscal year.

     3.  Approval of proposal to reorganize          [_]  [_]       [_]
         the Bank into the holding company
         structure of ownership, including
         approval of the Agreement and Plan
         of Reorganization, pursuant to which
         each outstanding share of common
         stock of the Bank will be converted
         into one share of common stock of
         FBDC Financial Corp., the proposed
         holding company for the Bank.

     4.  Adjournment of Annual Meeting to            [_]  [_]       [_]
         a later date if an insufficient number
         of shares is present in person or by
         proxy to approve Proposal 3 above.

     5.  Such other matters as may properly
         come before the Annual Meeting or
         any adjournment thereof.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS.

________________________________________________________________________________

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND EACH OF THE OTHER PROPOSITIONS STATED. THE UNDERSIGNED STOCKHOLDER HEREBY AUTHORIZES THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION, TO DISTRIBUTE THE STOCKHOLDER'S VOTES AMONG SOME OR ALL
OF THE NOMINEES IN A MANNER OTHER THAN EQUALLY SO AS TO ELECT AS DIRECTORS THE POSSIBLE NUMBER OF NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE
WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS
THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Bank at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Bank prior to the execution of this proxy of a Notice of Annual Meeting, the Bank's Proxy Statement for the Annual Meeting and an Annual Report for the 1997 fiscal year.

Dated:________________, 1997


-------------------------           -------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


-------------------------           -------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.


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